SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 2005

MARKLAND TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-28863	84-1331134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877

(Address of principal executive offices) (Zip Code)

(203) 894-9700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected publicity and marketing activities, financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding the volatility of the price of Markland’s common stock, Markland's possible ability to repay existing indebtedness, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

Item 8.01

Other Events.

On April 15, 2005 in connection with the termination of our former president Ken Ducey, Jr., and in accord with section 4(j) of the employment agreement by and between the Company and Mr. Ducey and dated December 30, 2004, we exercised our right to repurchase 1,525,010 shares of our common stock, par value $.0001 per share (the “Common Stock”), issued to Mr. Ducey pursuant to employment agreements at a price of $.01 per share.

Also on April 15, 2005 in connection with the termination of our former consultant Asset Growth Company., and in accord with section 4(i) of the strategic operations contractor agreement by and between the Company and Asset Growth Company and dated December 30, 2004, we exercised our right to repurchase 5,030,078 shares of our common stock, par value $.0001 per share (the “Common Stock”), issued to Asset Growth Company pursuant to strategic operations contractor agreement at a price of $.01 per share.

The entry into the employment agreement with Mr. Ducey was described in the Company’s Current Report on Form 8-k filed on January 7, 2005.  The employment agreement was filed as Exhibit 99.5 thereto and is incorporated by reference herein.  The entry into the Strategic Operations Contractor Agreement with Asset Growth Company was described in the Company’s Current Report on Form 8-k filed on January 7, 2005.  The Strategic Operations Contractor Agreement was filed as exhibit 99.8 thereto in is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

Exhibit No.	Description	Filed with this 8-k	Incorporated by reference
			Form	Filing Date	Exhibit No.
99.1	Employment Agreement with Ken Ducey		8-k	January 7, 2005	99.5
99.2	Strategic Operations Contractor Agreement with Asset Growth Company		8-k	January 7, 2005	99.8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARKLAND TECHNOLOGIES, INC.

By:     /s/ Robert Tarini   _

Robert Tarini

Chief Executive Officer

Date:

April 20, 2005

Exhibit Index

Exhibit No.	Description	Filed with this 8-k	Incorporated by reference
			Form	Filing Date	Exhibit No.
99.1	Employment Agreement with Ken Ducey		8-k	January 7, 2005	99.5
99.2	Strategic Operations Contractor Agreement with Asset Growth Company		8-k	January 7, 2005	99.8